UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

RETAIL PROPERTIES OF AMERICA, INC.

(Exact name of registrant as specified in charter)

Maryland	001-35481	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 634-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2014, at the 2014 annual meeting of stockholders (the “2014 Annual Meeting”) of Retail Properties of America, Inc. (the “Company”), the Company’s stockholders approved the Company’s 2014 Long-Term Equity Compensation Plan (the “2014 Plan”). The 2014 Plan will replace the Company’s 2008 Long-Term Equity Compensation Plan (the “2008 Plan”) and the Third Amended and Restated Retail Properties of America, Inc. Independent Director Stock Option and Incentive Plan (the “Director Plan”). The 2014 Plan provides flexibility to the Executive Compensation Committee of the Board of Directors of the Company to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce as well as make equity grants to its non-employee directors, consultants and advisors.

The material features of the 2014 Plan are:

•	The maximum number of shares of Class A common stock, par value $0.001 per share, of the Company (the “Common Stock”) to be issued under the 2014 Plan is the sum of the number of shares available for grant under the 2008 Plan and the Director Plan immediately prior to the 2014 Annual Meeting plus the shares underlying awards granted under the 2008 Plan and the Director Plan that are forfeited, cancelled or otherwise terminated after such date. The shares the Company will issue under the 2014 Plan will be authorized but unissued shares or shares that the Company reacquires. The shares of Common Stock underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without any issuance of stock or are otherwise terminated (other than by exercise) under the 2014 Plan will be added back to the shares of Common Stock available for issuance under the 2014 Plan;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

•	Without stockholder approval, the exercise price of stock options and stock appreciation rights will not be reduced and stock options and stock appreciation rights will not be otherwise re-priced through cancellation in exchange for cash, other awards or stock options or stock appreciation rights with a lower exercise price;

•	No dividends or dividend equivalents may be paid on full-value shares subject to performance vesting until such shares are actually earned upon satisfaction of the performance criteria; and

•	The term of the 2014 Plan will expire on May 22, 2024.

The 2014 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors on March 14, 2014.

All of the Company’s employees, non-employee directors, consultants and advisors are eligible to participate in the 2014 Plan. A detailed summary of the material features of the 2014 Plan is set forth in the Company’s definitive proxy statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on March 31, 2014. That detailed summary of the 2014 Plan and the foregoing description are qualified in their entirety by reference to the full text of the 2014 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the 2014 Annual Meeting on May 22, 2014. The total number of shares of common stock entitled to vote at the 2014 Annual Meeting was 236,563,863, of which 190,707,096 shares, or approximately 80.6%, were present in person or by proxy. The following is a brief description of each matter voted upon at the 2014 Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a) Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2015 (the “2015 Annual Meeting”) and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

Nominee	For	Withheld	Abstain	Broker Non-Votes(1)
Frank A. Catalano, Jr.	110,794,460	12,249,978	953,062	66,709,595
Paul R. Gauvreau	110,808,390	12,426,611	762,499	66,709,595
Gerald M. Gorski	110,880,311	12,357,371	759,816	66,709,595
Steven P. Grimes	111,173,620	12,074,002	749,877	66,709,595
Richard P. Imperiale	111,316,838	11,905,522	775,139	66,709,595
Peter L. Lynch	110,960,681	12,264,464	772,354	66,709,595
Kenneth E. Masick	111,445,651	11,779,243	772,606	66,709,595
Barbara A. Murphy	111,446,358	11,782,714	768,427	66,709,595
Thomas J. Sargeant	111,213,694	11,989,275	794,531	66,709,595

(1)	A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the 2015 Annual Meeting and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation or removal. For each of the nine nominees, over 89% of the votes cast were voted in favor of such nominee.

(b) With respect to the advisory resolution approving the compensation of the Company’s named executive officers, there were 97,180,587 votes for the resolution, 25,663,912 votes against the resolution, 1,153,003 votes abstaining from voting on the resolution and 66,709,595 broker non-votes. Based on the foregoing voting results, the advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c) With respect to the proposal regarding the approval of the 2014 Plan, there were 108,112,340 votes for the proposal, 14,660,335 votes against the proposal, 1,224,826 votes abstaining from voting on the proposal and 66,709,595 broker non-votes. Based on the foregoing voting results, the 2014 Plan was approved by the Company’s stockholders.

(d) With respect to the ratification of the audit committee’s appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2014, there were 179,101,862 votes for the ratification, 10,424,465 votes against the ratification, 1,180,769 votes abstaining from voting on the ratification and no broker non-votes. Based on the foregoing voting results, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2014 was duly ratified by the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

10.1	Retail Properties of America, Inc. 2014 Long-Term Equity Compensation Plan (Incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 31, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.
(Registrant)

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Date: May 23, 2014		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Retail Properties of America, Inc. 2014 Long-Term Equity Compensation Plan (Incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 31, 2014).